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REQUEST FOR PURCHASE
MARTEN TRANSPORT, LTD.

    Reference is made to the Note Purchase and Private Shelf Agreement (the "Agreement"), dated as of October 30, 1998, between Marten Transport, Ltd., a Delaware corporation (the "Company"), on the one hand, and The Prudential Insurance Company of America ("Prudential") and each Prudential Affiliate which becomes party thereto, on the other hand. Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Agreement.

    Pursuant to Paragraph 2B(3) of the Agreement, the Company hereby makes the following Request for Purchase:

     1. Aggregate principal amount of the Notes covered hereby (the "Notes")      $10,000,000

     2. Individual specifications of the Notes:

Principal Amount	Final Maturity Date	Principal Prepayment Dates and Amounts	Interest Payment Period
$10,000,000	April 6, 2010	$1,428,571.43 on April 6 in each of the years 2004, 2005, 2006, 2007, 2008, 2009 and 2010	Quarterly

     3. Use of proceeds of the Notes: Refinance Existing Indebtedness

     4. Proposed day for the closing of the purchase and sale of the Notes: April 6, 2000

     5. The purchase price of the Notes is to be transferred to:

Name and Address and ABA Routing Number of Bank	Number of Account
U.S. Bank	Marten Transport Ltd.
ABA No.	Account No.

     6. The Company certifies (a) that the representations and warranties contained in paragraph 8 of the Agreement are true on and as of the date of this Request for Purchase except to the extent of changes caused by the transactions contemplated in the Agreement and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.

     7. The Issuance Fee to be paid pursuant to the Agreement will be paid by the Company on the closing date.

Dated: March 27, 2000	MARTEN TRANSPORT, LTD.
By:

	Title:	Vice President

CONFIRMATION OF ACCEPTANCE
MARTEN TRANSPORT, LTD.

    Reference is made to the Note Purchase and Private Shelf Agreement (the "Agreement"), dated as of October 30, 1998 between Marten Transport, Ltd., a Delaware corporation (the "Company"), on the one hand, and The Prudential Insurance Company of America ("Prudential") and each Prudential Affiliate which becomes party thereto, on the other hand. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

    Prudential or the Prudential Affiliate which is named below as a Purchaser of Notes hereby confirms the representations as to such Notes set forth in paragraph 9 of the Agreement, and agrees to be bound by the provisions of paragraphs 2B(5) and 2B(7) of the Agreement relating to the purchase and sale of such Notes and by the provisions of the penultimate sentence of paragraph 11A of the Agreement.

    Pursuant to paragraph 2B(5) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.
Accepted Notes: Aggregate principal amount $10,000,000

(A	)	(a)	Name of Purchaser: The Prudential Insurance Company of America
		(b)	Principal amount: $10,000,000
		(c)	Final maturity date: April 6, 2010
		(d)	Principal prepayment dates and amounts: $1,428,571.43 on April 6 annually in the years 2004, 2005, 2006, 2007, 2008, 2009 and 2010
		(e)	Interest rate: 8.57%
		(f)	Interest payment period: Quarterly
		(g)	Payment and notice instructions: As set forth on attached Purchaser Schedule
II.
Closing Day: April 6, 2000

Dated: April 6, 2000	MARTEN TRANSPORT, LTD.
By:

	Title:	Vice President
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:
Vice President

MARTEN TRANSPORT, LTD.
SENIOR SERIES B NOTE

No. 2000 B-1
ORIGINAL PRINCIPAL AMOUNT: $10,000,000
ORIGINAL ISSUE DATE: April 6, 2000
INTEREST RATE: 8.57% per annum
INTEREST PAYMENT DATES: January 6, April 6, July 6 and October 6 of each year
FINAL MATURITY DATE: April 6, 2010
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $1,428,571.43 on April 6 in each of the years 2004, 2005, 2006, 2007, 2008, 2009 and 2010

    FOR VALUE RECEIVED, the undersigned, Marten Transport, Ltd. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to The Prudential Insurance Company of America, or registered assigns, the principal sum of TEN MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its Prime Rate.

    Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

    This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of October 30, 1998 (herein called the "Agreement"), between the Company, on the one hand, and The Prudential Insurance Company of America and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

    This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

    This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

    In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

    This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the internal laws and decisions (as opposed to the conflicts of law provisions) of such State.

MARTEN TRANSPORT, LTD.
By:

Title:	Vice President of Finance

MARTEN TRANSPORT, LTD.
CERTIFICATE AS TO REPRESENTATIONS, DEFAULTS, ETC.

    Marten Transport, Ltd., a Delaware corporation (herein called the "Company"), does hereby certify, pursuant to Section 3A of the Note Purchase and Private Shelf Agreement dated as of October 30, 1998 (the "Note Agreement") between the Company and The Prudential Insurance Company of America and each Prudential Affiliate which becomes a party thereto, as follows:

     1. The representations and warranties contained in Paragraph 8 of the Note Agreement are true on and as of the date hereof (except to the extent of changes caused by the transactions contemplated by the Note Agreement).

     2. There exists on the date hereof no Event of Default or Default as specified in paragraph 7 of the Note Agreement.

    IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company this 6th day of April, 2000.

MARTEN TRANSPORT, LTD.
By:

Title:	Vice President

OFFICER'S CERTIFICATE

This Officer's Certificate is made by Franklin J. Foster, in his capacity as Vice President of Marten Transport, Ltd., a Delaware corporation ("Marten"), in connection with that certain Note Purchase and Private Shelf Agreement between Marten and The Prudential Life Insurance Company of America ("Prudential") dated as of October 30, 1998 ("Agreement") whereby Marten will on April 6, 2000 issue its Senior Notes for $10,000,000 to Prudential (the "Notes"). All capitalized terms used herein but not defined herein shall have the definition prescribed for such term as set forth in the Agreement.

The undersigned does hereby certify to Oppenheimer Wolff & Donnelly LLP that:

1.
Marten has no Subsidiaries; and

2.
The execution, delivery, offering, issuance and sale of the Notes and compliance with the Agreement and the Notes do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Marten pursuant to, or require any authorization, consent, approval, exemption or other action by notice to or filing with any court, administrative or governmental body or other person pursuant to any agreement, instrument, order, judgment or decree to which Marten is a party or otherwise subject, except to the extent the Credit Agreement between U.S. Bank National Association, The Northern Trust Company and Marten, dated as of October 30, 1998, as amended, which has been disclosed to you, may so conflict.

This Officer's Certificate is executed as of April 6, 2000.

MARTEN TRANSPORT, LTD.
By:
Printed name:	Franklin J. Foster
Title:	Vice President of Finance

CERTIFICATE OF SECRETARY
MARTEN TRANSPORT, LTD.

    The undersigned certifies that he is the Secretary of Marten Transport, Ltd., a Delaware corporation (the "Corporation"), and as such, he is authorized to execute and deliver this Certificate on behalf of the Corporation pursuant to Paragraph 3A(iv) of that certain Note Purchase and Private Shelf Agreement dated as of October 30, 1998 (the "Note Agreement") between the Corporation and The Prudential Insurance Company of America.

  (a)
  The Certificate of Incorporation of the Corporation has not been amended or revised since October 30, 1998.

  (b)
  The By-laws of the Corporation have not been amended or revised since October 30, 1998.

  (c)
  Attached hereto as Exhibit A is a true and correct copy of the Corporation's Board of Directors dated April   , 2000. Such resolutions have not been rescinded, amended or modified, and are in full force and effect on the date hereof.

  (d)
  Attached hereto as Exhibit B is a good standing certificate for the Corporation from the Secretary of State of Wisconsin.

  (e)
  The following named persons were duly elected to, and are validly acting in, the office (or capacity) listed opposite their respective names, and their respective specimen signatures set forth below are genuine:

Name	Title	Signature
Darrell D. Rubel	Executive Vice President, Chief Financial Officer and Treasurer

Franklin J. Foster	Vice President of Finance

Thomas A. Letscher	Secretary

    IN WITNESS WHEREOF, the undersigned has executed this Certificate and caused this Certificate to be delivered this 6th day of April, 2000.

Thomas A. Letscher Secretary

QuickLinks

REQUEST FOR PURCHASE MARTEN TRANSPORT, LTD.
CONFIRMATION OF ACCEPTANCE MARTEN TRANSPORT, LTD.
MARTEN TRANSPORT, LTD. SENIOR SERIES B NOTE
MARTEN TRANSPORT, LTD. CERTIFICATE AS TO REPRESENTATIONS, DEFAULTS, ETC.
OFFICER'S CERTIFICATE
CERTIFICATE OF SECRETARY MARTEN TRANSPORT, LTD.